UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

PRAXIS PRECISION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.

One Broadway, 16th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(617) 300-8460

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On December 1, 2020, Stuart Chaffee, Chief Financial Officer (and principal financial officer) of Praxis Precision Medicines, Inc. (the “Company”) and the Company announced that Dr. Chaffee will be transitioning from his position as Chief Financial Officer to the role of strategic advisor, effective December 2, 2020. Dr. Chaffee’s departure was not related to any disagreements with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters. The Company has commenced a formal search for a new chief financial officer. Lauren Mastrocola, the Company’s Vice President of Finance and principal accounting officer, has assumed the responsibilities of principal financial officer of the Company on an interim basis.

In connection with his departure, and subject to the Company’s receipt of a general release of claims and pursuant to the terms of a separation and transition agreement, Dr. Chaffee is expected to receive (i) continuation of his current base salary for 9 months following his separation from the Company, (ii) his target cash bonus amount for fiscal year 2020, payable in 9 equal monthly installments following his separation from the Company, and (iii) continued time-based vesting of the unvested portions of Dr. Chaffee’s outstanding equity awards during the period in which Dr. Chaffee provides advisory services to the Company.

Item 8.01 Other Events.

On December 1, 2020, the Company issued a press release announcing Dr. Chaffee’s departure. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: December 1, 2020	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer